Infection Prevention & Control Matters™



CANTEL MEDICAL

Investor Presentation

(NYSE: CMN)

FORWARD LOOKING STATEMENT
This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company's filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected.

November 2014

CANTEL MEDICAL

Cantel Medical Overview

$489M NYSE Leader in Infection Prevention & Control[1]…

- ✓ The only pure-play in the growing ~$45B Global Infection Prevention & Control Market ("IP&C")
- ✓ Government and industry focus on healthcare associated infections and IP&C generally is a growth driver and largely shields our markets from downward/weak economic cycles
- ✓ Hold leading share in every niche category where we compete
- ✓ Strong financial performance – consistent for more than 10 years
- ✓ Proven expertise in identifying, executing and integrating acquisitions
  - Completed 24 acquisitions in past 13 years
- ✓ Three prong growth strategy – acquisitions, new product development and sales and marketing investments – has positioned three largest business segments into addressable markets in excess of $5B

…Never Been Better Positioned for Future Growth

1 For twelve months ending July 31, 2014.

CANTEL MEDICAL

Our Mission Statement

Our Purpose

Cantel Medical is dedicated to delivering innovative infection prevention and control (IP&C) products and services for patients, caregivers, and other healthcare providers, which improve outcomes and help save lives.

Our Business Priorities

New Products:	Continually introduce new and innovative IP&C products and services.
Market Expansion:	Expand our products and services into key markets to provide global solutions that meet local needs.
Continuous Improvement:	Continuously improve our company in everything we do.
Strategic Acquisitions:	Effectively identify, acquire and integrate synergistic companies and technologies.
Financial Performance:	Achieve above market financial performance benefiting our shareholders and employees.

Our Values

Treat all people with respect while embracing diversity and cultural differences.

Operate with integrity and ethics, and comply with all regulations in the worldwide markets we serve.

Understand customers' needs and deliver high quality, innovative, safe solutions better than our competitors.

Work in high performance teams, empowered to make a difference, and continue to learn and grow.

Act with accountability and a sense of urgency to deliver on our goals.

CANTEL MEDICAL

Cantel Medical Overview

Category Leadership

Endoscopy:

- Leader in automated endoscope reprocessing systems and procedural disposable products

Water Purification & Filtration:

- Leading share in water purification systems to dialysis facilities as well as a suite of sterilants and filtration products

Healthcare Disposables:

- Leading branded portfolio of IP&C disposable products for healthcare markets and sterility assurance products

Dialysis:

- Leader in hemodialysis dialyzer reprocessing systems

Strong Performance

$489M in FY 2014 sales and $96M in FY 2014 EBITDAS (20% margin)[1]

5-year Sales CAGR of 14%[2]

5-year EBITDAS CAGR of 18%[2]

5-year EPS CAGR of 20%[2]

73% of consolidated sales are recurring[1]

~0.8x leverage on balance sheet[3]

$0.10 per share annual dividend[4]

1 For twelve months ending July 31, 2014.
2 As reported for FYE 7/31/2009 through 7/31/2014.
3 Gross debt to FY 2014 EBITDAS as of July 31, 2014.
4 Effective January 2015

CANTEL MEDICAL

Three Synergistic Platforms

Infection Prevention & Control Focus

IP&C Device Management

Endoscopy & Dialyzer Reprocessing

Medivators

Purification & Filtration

Medical Water Purification & Therapeutic Filters

Mar Cor Purification

Disposable Products

Dental, Hospital, Sterility Assurance

Crosstex; SPS Medical

Chemistries (Disinfectants & Sterilants)

Consumables and Service

Leverage in Manufacturing, Regulatory and R&D

CANTEL MEDICAL

Well-Balanced Portfolio - Three Major Segments

Fiscal Year Ending July 31, 2014



Net Sales $488.7M
Healthcare Disposables $101.8 21%
Dialysis $30.9 6%
All Other $6.1 1%
Endoscopy $190.4 39%
Water Purification & Filtration $159.5 33%
Operating Income $87.0M1
Healthcare Disposables $18.7 21%
Dialysis $7.5 9%
All Other $0.8 1%
Endoscopy $34.2 39%
Water Purification & Filtration $25.8 30%

Reported EBITDAS = $95.7M[2]

"All Other" includes Specialty Packaging Products. Therapeutic Filtration and Chemistries are now reported in Water Purification & Filtration segment.
1 Before allocation of corporate expenses of ~$16.1M.
2 Earnings Before Interest, Taxes, Depreciation, Amortization, Stock Compensation Expense and (Gain)/Loss on Disposal of Fixed Asset.
The effect of rounding may create minor data variances.

CANTEL MEDICAL

Long-term Track Record of Strong Growth & Margin Expansion

Strong cash flow generation funds acquisition program with modest leverage



CAGR
'03 – '14
16%
21%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$ Millions

	FY'03	FY'04	FY'05	FY'06	FY'07	FY'08	FY'09	FY'10	FY'11*	FY'12	FY'13	FY'14
Net Sales	$94.0	$123.0	$137.2	$192.2	$219.0	$249.4	$260.1	$274.0	$321.7	$386.5	$425.0	$488.7
EBITDAS	$11.3	$14.0	$19.2	$26.5	$28.6	$31.8	$42.1	$47.5	$47.1	$72.0	$84.4	$95.7
Net Debt (Cash)	$3.7	$7.1	($17.6)	$8.1	$41.1	$40.0	$19.9	($1.6)	$103.6	$59.8	$60.9	$48.7
EBITDAS Margin	12.0%	11.4%	14.0%	13.8%	13.0%	12.8%	16.2%	17.3%	14.7%	18.6%	19.9%	19.6%

*FY'11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition.

CANTEL MEDICAL

Multi-Prong Strategies for Sustainable Growth


Market Expansion
Strategic Acquisitions
New Products
Continuous Improvement

CANTEL MEDICAL

Market Expansion: Significant Global Investment in Sales & Marketing

- Total spending in sales and marketing has more than doubled over last five years despite the economic downturn
- Significant expansion of United States direct sales teams – Endoscopy at full scale, currently growing Water Purification and Healthcare Disposables teams
- FY14 and FY15 accelerating investment in international sales & marketing organization to drive geographic expansion
  - Significant go-direct implementations ongoing in the UK, Germany, Italy and China
- Attractive opportunity to expand into new market segments – non-GI hospital, physician office, etc.

New Products: Accelerated Investment

- Product Development spending has grown by more than two and a half times over the last five years
- Have industry leading portfolio of endoscope reprocessors - launching 3 new product platforms in 2014-2015: Advantage Plus Pass-Through, RapidAER, and ISA WD – all with proprietary chemistries
- Development of higher margin, high value liquid chemical germicides – Rapicide PA, Rapicide OPA/28, Adaspore
- Continued portfolio expansion of endoscopy procedural products
- Next generation water treatment equipment with focus on heat disinfection
- Unique disposables such as Sure-Check® pouch, Secure Fit™ mask, and focus on sterility assurance monitoring products

CANTEL MEDICAL

Strategic Acquisitions: In All Core Segments

- Acquisition of PuriCore International Ltd. (UK) and IMS (Italy) brought new EU capital equipment and chemistry products and local EU manufacturing while accelerating international go-direct strategies
- Byrne Medical, now called Medivators Procedural Products, holds leadership position to drive global endoscopy market conversion to high-value, higher-margin disposable endoscopy infection prevention & control products
- SPS Medical Supply Corp./Sterilator business combined with ConFirm Monitoring created a leading sterility assurance monitoring platform to drive further growth in acute care, dental and physician office settings
- Continued advancement of the new heat-based disinfection water purification product cycle acquired from Gambro Water acquisition with continued expansion of base from Siemens Water Technologies dialysis water business
- Proven ability to successfully integrate, leverage and grow acquired businesses

CANTEL MEDICAL

Core Segments have Long-term Growth Drivers

Endoscopy

- Large global addressable markets totaling >$4 billion for existing product portfolio
- Penetration and adoption of procedural products remains a large opportunity – still at early stages
- Global adoption of proprietary, single-shot chemistry for AERs drives continued high-margin chemistry sales growth
- Large and growing US Sales and Service team a key differentiator in US market
- Recent European acquisitions provide great expansion opportunities – new products/local manufacturing
- Go direct international implementations underway in the UK, Italy, Germany and China

Water Purification & Filtration

- ESRD patient demographics generate a continued pipeline of de novo clinic build in the US
- Rapid market adoption of Mar Cor's high-value heat-based water disinfection technology platform
  - Improved IP&C standards for dialysis patients, labor savings to facility operators
- Substantial upgrade opportunity: 6,000 US clinics today, vast majority use older, manually disinfected systems
- Renewed focus on filtration and chemical sterilants represent a significant upside opportunity
- Launch of new Revox Sterilization System represents new growth opportunity

Healthcare Disposables

- Leading branded player in healthcare disposables in the US dental market
- Newly acquired sterility assurance category adds complementary, high growth, higher margin platform
  - New hospital channel presence to drive sales of entire healthcare disposables product portfolio
- New and innovative high margin face masks / pandemic preparedness
- Rapicide OPA/28 launched in the United States, now launching in international markets

CANTEL MEDICAL

Historical P&L Reveals Success of Growth Programs

$ in millions, except per share data	Fiscal Years Ending July 31,							CAGR[4]
	2008	2009	2010	2011	2012	2013	2014	'08 - '14
Net Sales	$249.4	$260.1	$274.0	$321.7	$386.5	$425.0	$488.7	12%
Gross Profit	$87.6	$99.5	$111.0	$122.8	$164.2	$183.5	$213.3	16%
Gross Margin	35.1%	38.3%	40.5%	38.2%	42.5%	43.2%	43.6%	
EBITDAS[1]	$31.8	$42.1	$47.5	$47.1	$72.0	$84.4	$95.7	20%
Op. Profit[2]	$18.0	$27.5	$32.7	$31.3	$52.1	$63.2	$70.9	26%
Net Income	$8.7	$15.6	$19.9	$20.4	$31.3	$39.2	$43.3	31%
Diluted EPS[3]	$0.24	$0.42	$0.52	$0.52	$0.77	$0.95	$1.04	28%

1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense.
2 Equivalent to "Income from Continuing Operations".
3 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013.
4 Compound Annual Growth Rate.

CANTEL MEDICAL

Strong Balance Sheet & Cash Flow Generation

($ and shares in millions)

	Fiscal Year Ending July 31,							
	2007	2008	2009	2010	2011	2012	2013	2014
Total Assets	$263.7	$279.2	$277.9	$280.7	$321.4	$434.8	$487.7	$536.1
Current Ratio	2.1:1	2.2:1	2.3:1	2.3:1	2.6:1	2.4:1	2.5:1	2.5:1
Equity	$155.1	$168.7	$187.1	$209.4	$234.3	$275.9	$321.1	$365.2
Operating Cash Flow	$6.0	$18.6	$31.0	$29.0	$28.2	$50.6	$51.5	$64.3
Gross Debt / EBITDAS[1]	2.0x	1.8x	1.0x	0.4x	2.6x	1.3x	1.1x	0.8x
Net Debt / EBITDAS[1]	1.4x	1.3x	0.5x	0.0x	2.2x	0.8x	0.7x	0.5x
# of Diluted Shares[2]	36.4	37.0	37.3	38.2	39.0	40.8	41.2	41.5

1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense.
2 Retroactively reflects 3:2 stock splits effective February, 2012 and July, 2013.

CANTEL MEDICAL

Experienced Executive Team



Andrew A. Krakauer
Chief Executive Officer
Jorgen B. Hansen
President &
Chief Operating Officer
Eric W. Nodiff
Exec. Vice President
General Counsel
Craig A. Sheldon
Exec. Vice President
Chief Financial Officer & Treasurer
Seth M. Yellin
Sr. Vice President
Corporate Development
Chris Geschickter
Vice President
Human Resources
Gary Steinberg
President & CEO
Crosstex Int'l
Curtis Weitnauer
President & CEO
Mar Cor Purification
Don Byrne
President
Medivators Endoscopy
Javier Henao
EVP, International
Paul Helms
EVP, Operations
Medivators
Craig Smith
VP, Corp Regulatory Affairs & QA

CANTEL MEDICAL

Strategic Objectives

- ✓ **Dedicated to Infection Prevention & Control & Patient Safety**
  - Our mission is to reduce healthcare associated infections, improve patient safety and outcomes, and help save lives
  - Strategic plan to double sales and profits from FY14 – FY18: Year 1 ahead of plan
  - Initial years significant investment in platforms; later years leverage investments to drive growth and margins
- ✓ **Continued investments in high growth, high margin product lines**
  - High-value, differentiated IP&C disposables (e.g. Byrne Medical, SPS)
  - Focus on high margin Liquid Chemical Germicides (LCG's)
  - Capital Equipment / Proprietary Consumable combination solutions – "razor / razorblade model"
  - Continued investment in facemasks and sterilization technology
- ✓ **Focus on channel expansion including international and non-GI hospital markets**
  - Substantial increased sales and marketing investments in base businesses
  - Substantial investments in go-direct strategies
- ✓ **Execute proven acquisition program to leverage existing assets and channels and accelerate global growth**
- ✓ **Accelerate focus on operational excellence – major programs underway**
- ✓ **Ongoing investment in people**

CANTEL MEDICAL

Cantel Medical - Summary

✓ Growing ~$45B Global Market in Infection Prevention & Control

- Pure-play focus
- Fragmented nature creates opportunities for further growth and expansion

✓ $489M NYSE Specialty Infection Prevention & Control Leader[1]

- Strong, recession-buffered core business with high future growth prospects
- 73% recurring revenue and $95.7M in LTM EBITDAS[1]
- 24 successful acquisitions since 2001
- Substantial investments in new product development and increased sales and marketing capabilities
- Pristine record with the FDA, EPA and global regulatory bodies
  - 90+% of products are made in the USA
- Strong cash flow and balance sheet (0.8x leverage ratio)
- $0.10 per share annual dividend (4 double-digit increases in 4 years)
- Included in the S&P SmallCap 600® Index
- Forbes Best Small Companies in America for past 3 years (2012-2014)

1 For twelve months ending July 31, 2014.

CANTEL MEDICAL

APPENDIX

CANTEL MEDICAL

Selected Acquired Product Portfolio - Endoscopy

Procedural Products







PuriCore Int'l Limited





IMS Group




ADASPOR

Selected Acquired Product Portfolio Continued…

Healthcare Disposables
Sterility Assurance Products

SPS medical
Sterilization Monitoring • Packaging • Testing Services



ConFirm. Monitoring Systems, Inc.



H2O Purification & Filtration
Heat-Based Water Disinfection Products





CANTEL MEDICAL

Fragmented Nature of Infection Prevention & Control

1	2	3	4	5
Disinfectants & Cleaners	**Disposables**	**Masks / Headwear**	**Air & Water Quality**	**Protective Apparel**
Brushes	Disposable kits / trays	Face shields	Air filtration systems	Aprons / bibs / arm protectors
Dispensers	Disposable medical products	Masks	Germicidal air cleaners	Gloves
Enzymatic cleaners	Disposable surgical products	Nurse/MD/Surg/Lab Hats	Negative pressure isolation	Lab gowns
Medical device disinfectants		Protection goggles	Smoke evacuators	Overshoes / coated boots
Surface disinfectants		Respirators	Toxic gas detection systems	Shirt jackets
Wipes		Wrap around lenses	Water purification systems	Surgical gowns

6	7	8	9	10
Sterilization	**Drapes & Barrier Products**	**Hand Hygiene**	**Wound Care & Closures**	**Needles / Sharps / Transport**
Autoclaves	Antimicrobial linens	Automated hand washers	Adhesives / adhesive removers	Antimicrobial catheters
Chemical sterilizers	Fluid control drapes	Hand cleaners / soaps	Antimicrobial dressings	Blood pressure cuff covers
EtO sterilizers	General purpose drapes	Hand sanitizers (waterless)	Dressings	Catheter securement devices
Low temperature sterilizers	Surgical drapes		Drains / suction	Dispenser boxes
Medical device drying cabinets			Hydrogel adhesive dressings	Needle protection devices
Medical device reprocessing			Silver bandages / dressings	Safety I.V. catheters
Steam sterilizing units			Surgical site skin prep	Specimen transport bags
Sterilization containers				
Sterilization packaging				
Washers / decontaminators				
Sterilization Services				

11	12	13	14	15
Quality Control & Testers	**Fluid / Temperature/ Positioning**	**Medical Waste & Cleaning Equipment**	**Environmental**	**Surveillance / Software / Education**
Biological indicators	Filtration systems	Antimicrobial casters	Antimicrobial paint	Alert systems
Chemical integrators	Fluid control systems	Cleaning carts	Containment systems	Handwashing
EtO monitors	Fluid warming systems	Decontamination equip	Washable keyboards	Surveillance software
Glutaraldehyde monitors	Forced air warming	Infectious waste bags	Pest management	Training
Respirator fit testers	Patient positioning	Microfiber mops		Rapid MRSA diagnostics
Sterility assurance products	Pressure mgmt systems	Room decontaminators		
	Temperature mgmt kits	Sharps containers		
		Solidifiers / Spill Kits		
		Suction canister systems		

Key strategic priorities

CANTEL MEDICAL

Medivators Plus Byrne Medical – Complementary Fit



IN THE PROCEDURE ROOM
Lower endoscopy
Upper endoscopy
SmartCap / EndoGator
A/W/S Valves
Intercept Wipes
REPROCESSING AREA (Post-Procedure)
1 CLEANING
PRECLEAN
LEAK TEST
PASS
FAIL
SET ASIDE FOR REPAIR
Veriscan
MANUAL CLEANING
REMOVE ALL DETACHABLE PARTS
CLEAN
RINSE
Scope Buddy Intercept
2 DISINFECTION
CHOOSE DISINFECTION METHOD
AUTOMATED DISINFECTANT
MANUAL DISINFECTANT
Rapicide Rapicide PA
CER/DSD/ Advantage
REUSE
REPLACE ALL DETACHABLE PARTS
IMMEDIATE REUSE
4 STORAGE
HANG TO STORE
3 DRYING
PURGE ALL CHANNELS WITH AIR UNTIL DRY
ALCOHOL RINSE

Medivators Procedural Products (Byrne Medical)
Treatment Room
Physicians & Nurses

Medivators Endoscope Reprocessing Products
Principally in Post-Procedure, Reprocessing Area
Sterile Processing Department / Nurses

Cantel Medical: Snapshot by Product, Customer, Channel

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

	IP&C DEVICE MANAGEMENT		PURIFICATION & FILTRATION		HEALTHCARE DISPOSABLES
	Endoscopy	***Dialysis***	***Water Purification***	***Therapeutic Filtration***	***Healthcare Disposables***
	Equipment, Disinfectants, Consumables, Service	Equipment, Sterilants, Consumables, Service	Equipment, Field Service, Consumables	Hollow Fiber Filters	Disposables, Sterility Assurance Monitoring
	Hospitals, GI Clinics/ASC's	Dialysis Chains	Dialysis Clinics, Hospitals, Industrial	Hospitals, Biotech Firms	Dental & Dr. Offices, Hospitals
	Direct Sales	Direct Sales	Direct Sales & Distributors	Distributors / OEM	Distributors & Direct Sales
Consumable/ Capital[1]	81/19%	90/10%	43/57%	100/0%	100/0%
Acquired[2]	9	1	11	1	6

1 Consumables includes service. Splits represent 12 months ending July 31, 2014.

2 Acquisition of Minntech Corporation in September 2001 is represented in Endoscopy, Dialysis, and Therapeutic Filtration.